UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 6, 1998
       ------------------------------------------------------------

                     Commission file number 33-12664-D

                      WORLDWIDE GOLF RESOURCES, INC.
            (Exact name of registrant as specified in charter)
       ------------------------------------------------------------

          Nevada                                  88-0335511
     (State of other jurisdiction of              (I.R.S.Employer
     incorporation or organization)               Identification Number)

     251 Saulteaux Crescent
     Winnipeg, MB, Canada                         R3J 3C7
     (Address of Principal Executive Office)      (Zip Code)

                              (204) 885-5555
             (Registrant's Executive Office Telephone Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                 89119
     (Address of United States Office)                 (Zip Code)

                              (702) 866-5880
         (Registrant's U.S. Telephone Number, Including Area Code)

                                Copies To:

                           Donald J. Stoecklein
                                 President
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 866-5880

Item No. 1.    Changes in Control of Registrant.


No events to report.


Item No. 2.    Acquisition or Disposition of Assets.


No events to report.


Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


      Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

     Item 204(a)(1)

     (i) On March 3, 1998, Clancy and Co., P.L.L.C.'s contract as auditor of the Company was terminated by mutual agreement. Mr. Clancey will continue to be contracted by the Company to perform audits for acquisitions and mergers.

     (ii) On March 6, 1998, the Company reached an agreement with Arthur Andersen and Co. whereby Arthur Andersen and Co. was engaged to act as the Company's auditors commencing with the Company's audit for the year ending December 31, 1997;

     (iii) The principal accountants' reports on the Company's financial statements for either of the past two (2) years has not contained either an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles;

     (iv) The change in accountants was approved by the Board of Directors and the Shareholders of the Company;

     (v) During the registrant's two most recent fiscal years and subsequent interim period up to the date of the change of accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure, or auditing scope of procedure. (See Exhibits "1" and "2" - Former Accountants Letters).

Item 304(a)(2)

      On  March  6,  1998,  the Company reached its agreement  with  Arthur
Andersen & Co. Prior to the engagement agreement accepted March 6, 1998, the Company had not received any auditing, accounting or financial opinions from the successor accountants.


Item No. 5.    Other Events.


No events to report.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


Exhibit 1 - Former Accountant (Clancey and Co.) Letter.
Exhibit 2 -  Former Accountant (Janet Loss, C.P.A., P.C.) Letter filed with
             8-K/A filed March 13, 1997 is incorporated herein by reference.
Exhibit 3 - Arthur Andersen & Co. Engagement Letter


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Golf Resources, Inc.


By:s/Donald J. Stoecklein                        Dated:  March 9, 1998
   Donald J. Stoecklein, President


By:s/Debra K.Amigone                             Dated:     March 9, 1998
   Debra K. Amigone, Secretary

                         CLANCY AND CO., P.L.L.C.
                       CERTIFIED PUBLIC ACCOUNTANTS
                                26TH PLACE
                            2601 E. THOMAS RD.
                                 SUITE 110
                             PHOENIX, AZ 85016
                            (602) 266-2646 (ph)
                           (602) 224-9496 (fax)
___________________________________________________________________________


                                        March 3, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Worldwide Golf Resources, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of the Form 8-K, as part of the Company's Form 8-K report for the month of March, 1998. We aree with the statements concerning our Firm in such Form 8-K.

                                   Yours very truly,

                                   s/Clancy and Co.
                                   Clancy and Co., P.L.L.C.

                                  ARTHUR
                                 ANDERSEN


December 30, 1997
                                             ____________________________
                                             Arthur Andersen & Co.
                                             Chartered Accountants
                                             ____________________________
                                             500-330 St. Mary Avenue
Mr. Mac Shahsavar                            Winnipeg Manitoba R3C3Z5
Worldwide Golf Resources, Inc.               204-942-6541
251 Saulteaux Crescent                       204-956-0830 Fax
Winnipeg, Manitoba
R3J3C7

Dear Mr. Shahsavar:

This will confirm our understanding of the arrangements made with you covering the audit you wish us to perform of the consolidated balance sheet of Worldwide Golf Resources, Inc. as at December 31, 1997, and the consolidated statements of income, retained earnings, and changes in financial position for the year then ending.

Upon completion of our audit, we will provide you with our auditors' report on the financial statements referred to above, separately report any significant weaknesses in internal control policies and procedures noted during our audit, and bring to your attention any material errors, fraud and other irregularities including illegal acts of which we become aware during our audit.

Objective of the Engagement

We will perform our audit in accordance with generally accepted auditing standards. Accordingly, we will examine, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assess the accounting principles used and significant estimates made by management, and evaluate the overall financial statement presentation.

As part of our audit, we will consider, solely for the purpose of determining the nature, timing and extent of out audit procedures, the Company's internal control policies and procedures. This consideration will not be sufficient to enable us to render a separate opinion on the effectiveness of internal control over financial reporting.

The objective of out audit is to obtain reasonable assurance about whether the financial statements are free of material errors and fraud and other irregularities. While effective internal control policies and procedures reduce the likelihood that errors or irregularities (including misappropriation of assets) may occur and remain undetected, they do not eliminate that possibility. For that reason, and because we use selective testing in our audit, we cannot guarantee that material errors, fraud and other irregularities including illegal acts, if present, will be detected.

                                  ARTHUR
                                 ANDERSEN

Mr. Mac Shahsavar
Page 2
December 30, 1997



The working papers prepared in conjunction with our audit are the property of our firm, constitute confidential information and will be retained by us in accordance with our firm's policies and procedures.

Management's Responsibilities and Representations

The financial statement referred to above are the responsibility of the management of the Company. In this regard, management is responsible for properly recording transactions in the accounting records and maintaining internal control policies and procedures sufficient to permit the preparation of reliable financial statements. Management is also responsible for making available to us, upon request, all of the Company=s original accounting records and related information, and Company personnel to whom we may direct enquiries.

As required by generally accepted auditing standards, we will make specific enquires of management and others about the representations embodied in the financial statements and the effectiveness of internal control. Generally accepted auditing standards also require that we obtain a representation letter covering the financial statements from certain member of management. The results of our audit tests, the responses to our enquires, and the written representations comprise the evidence we intend to rely upon in forming an opinion on the financial statements.

If you intend to publish or otherwise reproduce the financial statements together with our report (or otherwise make reference to our firm) in a document that contains other information, you agree to (a) provide us with a draft of the document to read, and (b) obtain our approval for inclusion of our report, before it is printed and distributed.

Other Services

Any additional services that you may request, and that we agree to provide, will be subject of separate written arrangements.

Fees and Billing Arrangements

Our charges for the work referred to above will be based upon the experience level of the individuals assigned, the time required to complete the assignment, plus out-of-pocket expenses and GST. The total charges for our work will depend largely on the state of the according records and the extent of assistance we receive from you in areas such as account analysis, gathering of documents and other clerical type work. Such assistance will reduce the cost of our services as well as permit

                                  ARTHUR
                                 ANDERSEN

Mr. Mac Shahsavar
Page 3
December 30, 1997


emphasis by our representatives on the more significant aspects of our engagement. Billings are payable upon receipt. We reserve the right to charge interest at a rate of 1.5% per month on any amounts outstanding greater than 30 days. We will, of course, endeavor to keep our fee as low as possible.

Acknowledgment

Please confirm your agreement with the above terms by signing a copy of this letter in the space provided and returning it in the enclosed self-addressed envelope.

We are pleased to have this opportunity to serve you and assure you that this engagement will be given our close attention.

Yours very truly,

ARTHUR ANDERSEN & CO.

By: s/Jeff Charriere


                                   ACCEPTED AND APPROVED THIS
                                   6th DAY OF MARCH, 1998.

                                   WORLDWIDE GOLF RESOURCES, INC.


                                   By: s/Donald J. Stoecklein
                                        President